SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                  CURRENT REPORT

                 Amendment No. 2 to Application or Report Filed
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)

                                 March 31, 1997

                             EDISON MISSION ENERGY
             (Exact name of registrant as specified in its charter)

                                   CALIFORNIA
          (State or other jurisdiction of incorporation or organization)

                  1-13434                              95-4031807
          (Commission File Number)        (I.R.S. Employer Identification No.)

            18101 VON KARMAN AVENUE
              IRVINE, CALIFORNIA                          92612
         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (714) 752-5588


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


         The undersigned Registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K dated May 22, 1997, as set forth in the pages attached hereto:

                   Item 7.  Financial Statements and Exhibits

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Financial statements pursuant to Item 7(a) are omitted because the required information is not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      - Unaudited Consolidated Balance Sheet as of June 30, 1997.

      - Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996.

      - Notes to Unaudited Pro Forma Consolidated Financial Statements.


(C)  EXHIBITS.
EXHIBIT NO.                        DESCRIPTION
-----------                        -----------
2.2 Transaction Implementation Agreement, dated March 29, 1997 between The State Electricity Commission of Victoria, Edison Mission Energy Australia Limited, Loy Yang B Power Station Pty Ltd, Loy Yang Power Limited, The Honourable Alan Robert Stockdale, Leanne Power Pty Ltd and Edison Mission Energy. Incorporated by reference to the Registrant's Current Report on Form 8-K dated May 22, 1997.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EDISON MISSION ENERGY
                                          ---------------------
                                                (Registrant)




                                          By    JAMES V. IACO, JR.,
                                          -------------------------
                                                SENIOR VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER



Date: July 22, 1997
      -------------






















Unaudited Pro Forma Consolidated Financial Statements

The following Unaudited Consolidated Balance Sheet as of June 30, 1997 reflects the completed transaction by Mission Energy Development Australia Pty Ltd, a subsidiary of Edison Mission Energy (Registrant), to acquire the State Government of Victoria's (State) 49% interest in the Loy Yang B Power Station (Loy Yang B) which occurred on May 8, 1997. Edison Mission Energy Australia Limited, a subsidiary of the Registrant, (together with other wholly owned affiliates of the Registrant) initially acquired 51% of Loy Yang B from the State in December 1992. In connection with the 1992 acquisition, the State Electricity Commission of Victoria entered into a 30 year power purchase agreement with the Registrant to acquire its share of the plant output. The Unaudited Consolidated Balance Sheet represents the Consolidated Balance Sheet to be included in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997. The Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 reflect the acquisition as if it had been effected at the beginning of each of the periods presented. The acquisition is recorded under the purchase method of accounting.

Consideration for the State's 49% interest consisted of (1) a cash payment of approximately $64 million (84 million Australian dollars), (2) termination of the existing power purchase agreement and other related agreements and (3) entering into a series of vesting contracts and hedges with the State resulting in a total transaction value of approximately $686 million (900 million Australian dollars) based on a preliminary valuation using discounted cash flows. The Registrant has no reason to believe that the final valuation will change materially and anticipates such valuation will be final in the fourth quarter of 1997. The excess of the purchase price, including tax effects, over the carrying value of the net assets acquired was allocated to property, plant and equipment. Acquisition costs totaled approximately $9 million.

On May 8, 1997, the Registrant also closed financing of $964 million (1.265 billion Australian dollars), the proceeds of which were used to repay Loy Yang B's existing debt facilities of $713 million (935.5 million Australian dollars) with the balance used to finance the acquisition, return funds to various affiliates of the Registrant and pay deferred financing costs totaling approximately $6 million. An extraordinary loss of $13.1 million (net of income tax benefit of $8.6 million) was incurred as a result of early extinguishment of the existing debt facilities attributable to unamortized debt issue costs. The Unaudited Pro Forma Statement of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 do not consider such extraordinary loss.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The unaudited pro forma information does not purport to be indicative of the results that actually would have occurred if the acquisition had been made on the dates indicated, or which may be expected to occur in the future.

The unaudited pro forma information should be read in conjunction with the notes thereto and the audited financial statements of the Registrant as set forth in its Annual Report on Form 10-K for the year ended December 31, 1996 filed on March 31, 1997, which includes operating results of Loy Yang B, as well as the Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 to be filed on or before August 14, 1997.

EDISON MISSION ENERGY AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
                                                                         June 30,
                                                                           1997
                                                                         --------
 ASSETS

 CURRENT ASSETS

   Cash and cash equivalents                                             $  483,215
   Accounts receivable -- trade                                              55,651
   Accounts receivable -- affiliates                                         11,702
   Prepaid expenses and other                                                13,141
                                                                         ----------

       Total current assets                                                 563,709
                                                                         ----------
 INVESTMENTS
   Energy projects                                                          873,023
   Oil and gas                                                               79,308
                                                                         ----------
       Total investments                                                    952,331
                                                                         ----------

 PROPERTY, PLANT AND EQUIPMENT                                            3,468,254
   Less accumulated depreciation and amortization                           188,218
                                                                         ----------

       Net property, plant and equipment                                  3,280,036
                                                                         ----------

 OTHER ASSETS
   Long-term receivables                                                     90,251
   Goodwill                                                                 321,045
   Deferred financing costs and other                                        56,740
                                                                         ----------

       Total other assets                                                   468,036
                                                                         ----------

 TOTAL ASSETS                                                            $5,264,112
                                                                         ==========

See accompanying notes to unaudited pro forma consolidated financial statements.

EDISON MISSION ENERGY AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEET
(IN THOUSANDS)
                                                                         June 30,
                                                                           1997
                                                                         --------
 LIABILITIES AND SHAREHOLDER'S EQUITY

 CURRENT LIABILITIES
   Accounts payable -- affiliates                                        $   18,547
   Accounts payable and accrued liabilities                                 145,201
   Interest payable                                                          42,916
   Current maturities of long-term obligations                               66,011
                                                                         ----------

       Total current liabilities                                            272,675
                                                                         ----------

 LONG-TERM OBLIGATIONS, NET OF CURRENT MATURITIES                         2,728,189
                                                                         ----------

 LONG-TERM DEFERRED LIABILITIES
   Deferred taxes and tax credits                                           552,773
   Deferred revenue                                                         653,502
   Other                                                                     47,436
                                                                         ----------
       Total long-term deferred liabilities                               1,253,711
                                                                         ----------

       Total liabilities                                                  4,254,575
                                                                         ----------

 MINORITY INTERESTS                                                           7,111
                                                                         ----------
 COMPANY - OBLIGATED MANDATORILY REDEEMABLE
  SECURITY OF PARTNERSHIP HOLDING SOLELY PARENT
  DEBENTURES                                                                150,000
                                                                         ----------

 SHAREHOLDER'S EQUITY
   Common stock, no par value; 10,000 shares authorized;
    100 shares issued and outstanding                                        64,130
   Additional paid-in capital                                               629,406
   Retained earnings                                                        114,633
   Cumulative translation adjustments                                        44,257
                                                                         ----------
       Total shareholder's equity                                           852,426
                                                                         ----------

 TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                              $5,264,112
                                                                         ==========

See accompanying notes to unaudited pro forma consolidated financial statements.

EDISON MISSION ENERGY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997
(IN THOUSANDS)

                                                    Edison       Pro Forma          Pro Forma
                                                   Mission      Adjustments       Consolidated
                                                    Energy
 OPERATING REVENUES
   Electric revenues                               $402,343      ($59,922)   (A)  $342,421
   Equity in income from energy projects             61,181                         61,181
   Equity in income from oil and gas                 22,726                         22,726
   Operation and maintenance services                20,241                         20,241
                                                   ---------                      ---------

   Total operating revenues                         506,491        (59,922)        446,569
                                                   ---------       --------       ---------

 OPERATING EXPENSES
   Fuel                                             103,755        (12,561)  (B)    91,194
   Plant operations                                  66,247                         66,247
   Operation and maintenance services                14,441          1,678   (C)    16,119
   Depreciation and amortization                     56,173         (8,319)  (D)    47,854
   Administrative and general                        45,645                         45,645
                                                   ---------                      ---------

   Total operating expenses                         286,261        (19,202)        267,059
                                                   ---------       --------       ---------

 Income from operations                             220,230        (40,720)        179,510
                                                   ---------       --------       ---------

 OTHER INCOME (EXPENSE)
   Interest and other income                         13,184                         13,184
   Gain on sale of interest in projects              26,642                         26,642
   Interest expense                                (105,877)         4,606   (E)  (101,271)
   Dividends on preferred securities                 (6,560)                        (6,560)
   Minority interest                                (37,705)        36,696   (F)    (1,009)
                                                   ---------       -------        ---------

   Total other income (expense)                    (110,316)        41,302         (69,014)
                                                   ---------       -------        ---------

 Income before income taxes                         109,914            582         110,496
                                                   ---------       -------        ---------

 Provision for income taxes                          44,749           (213)  (G)    44,536
                                                   ---------       --------       ---------

 NET INCOME                                        $ 65,165        $   795        $ 65,960
                                                   =========       ========       =========

See accompanying notes to unaudited pro forma consolidated financial statements.


EDISON MISSION ENERGY AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
(IN THOUSANDS)

                                                    Edison       Pro Forma           Pro Forma
                                                   Mission      Adjustments        Consolidated
                                                    Energy
 OPERATING REVENUES
   Electric revenues                               $650,838      ($112,466)  (A)   $538,372
   Equity in income from energy projects            128,823                         128,823
   Equity in income from oil and gas                 25,090                          25,090
   Operation and maintenance services                38,867                          38,867
                                                   ---------                       ---------

   Total operating revenues                         843,618       (112,466)         731,152
                                                   ---------     ----------        ---------

 OPERATING EXPENSES
   Fuel                                             137,151        (15,917)  (B)    121,234
   Plant operations                                 124,451                         124,451
   Operation and maintenance services                28,065          3,502   (C)     31,567
   Depreciation and amortization                     89,853        (12,489)  (D)     77,364
   Administrative and general                        96,954                          96,954
                                                   ---------                       ---------

   Total operating expenses                         476,474        (24,904)         451,570
                                                   ---------      ---------        ---------

 Income from operations                             367,144        (87,562)         279,582
                                                   ---------      ---------        ---------

 OTHER INCOME (EXPENSE)
   Interest and other income                         20,766                          20,766
   Gain on sale of interest in projects              19,986                          19,986
   Interest expense                                (151,139)         3,469   (E)   (147,670)
   Dividends on preferred securities                (13,100)                        (13,100)
   Minority interest                                (69,547)        68,147   (F)     (1,400)
                                                   ---------      ---------        ---------

   Total other income (expense)                    (193,034)        71,616         (121,418)
                                                   ---------      ---------        ---------

 Income before income taxes                         174,110        (15,946)         158,164
                                                   ---------      ---------        ---------

 Provision for income taxes                          82,045         (6,586)  (G)     75,459
                                                   ---------      ---------        ---------

 NET INCOME                                        $ 92,065        ($9,360)        $ 82,705
                                                   =========      =========        =========

See accompanying notes to unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(A) Pro forma decrease in electric revenues resulting from termination of existing power purchase agreement and entering into a series of vesting contracts and hedges with the State Government of Victoria.

(B) Pro forma decrease in fuel expense resulting from entering into a new 50-year agreement with the owner of Loy Yang A and the Loy Yang Mine for the supply of brown coal.

(C) Pro forma increase in operation and maintenance services expense resulting from grid connection fees as the project now trades directly into the Pool and the elimination of the operator fee credit directly related to the 49% ownership interest.

(D) Pro forma decrease in depreciation expense of $8.3 million and $12.5 million for the six months ended June 30, 1997 and for the year ended December 31, 1996, respectively, resulting from a change in the estimated useful lives of Loy Yang B property, plant and equipment, partially offset from the step up in fixed asset values resulting from the acquisition and related deferred tax accounting. The change in the estimated useful lives resulted from the termination of the existing power purchase agreement which had provided for an approximate 30-year useful life to currently a 50-year useful life based on Loy Yang B's projected economic life.

(E) To decrease interest expense related to the lower effective interest rate of 7.96% from 10.71% resulting from the financing, partially offset by an increase in net borrowings.

(F) Elimination of minority interest expense directly attributable to Loy Yang
B.

(G) Change income tax expense as a result of pro forma adjustments which affect taxable income.